UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2010

GRYPHON GOLD CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-127635	92-0185596
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

675 West Hasting Street, Suite 711

Vancouver, BC V6B 1N2

(Address of principal executive offices) (Zip Code)

(604) 261-2229

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 12, 2010 (the “Effective Date”), Gryphon Gold Corporation (the “Registrant”), its wholly-owned subsidiary Borealis Mining Company (“Borealis”) and Richard J. Cavell TTTEE F/T Richard J. Cavell Trust dated 02/23/1994, Hardrock Mining Company and John W. Whitney (collectively, the “Lessors”) entered into Amendment No. 2 (“Amendment No. 2”) to the Option Agreement Amendment to Mining Lease (the “Option Agreement”), dated August 22, 2008 (the “Option Agreement Effective Date”). The Option Agreement provides the Registrant with the option, exercisable within eighteen months of Option Agreement Effective Date (the “Option Term”), to pay a 5% reduced royalty payment to the Lessors under the mining lease, dated January 24, 1997, as amended on February 24, 1997 (the “Mining Lease’) and provides for the extension of the Mining Lease for a period of eight years beyond the initial term of the Mining Lease if the Registrant conducts condemnation drilling on the leased premises covered by the Mining Lease within a period of two years following the Option Agreement Effective Date (the “Condemnation Drilling Period”). The foregoing description of the Option Agreement is qualified in its entirety by reference to the Option Agreement, a copy of which is filed as Exhibit 10.18 to the Registrant’s Form 10-K filed with the SEC on June 26, 2009, and which is hereby incorporated by reference into this Item 1.01.

Pursuant to Amendment No. 2, the Option Agreement was amended to provide for the extension of the Option Term from February 22, 2010 until August 22, 2010 and the extension of the Condemnation Period from August 22, 2010 to August 22, 2011. As consideration for entering into Amendment No. 2, Borealis agreed to pay the Lessors $150,000 on the Effective Date, comprised of cash in the amount of $25,000 and shares of the common stock (“Common Stock”) of the Registrant equal to $125,000, calculated based on eighty percent of the average five day closing price of the Registrant’s Common Stock immediately prior to the Effective Date. The foregoing description of Amendment No. 2 is qualified in its entirety by the copy of Amendment No. 2, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and which is hereby incorporated by reference into this Item 1.01.

Item 7.01	Regulation FD Disclosure.

On February 16, 2010, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing the material agreement detailed in Item 1.01 above. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended. The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01	Exhibits.

Exhibit	Description
10.1	Amendment No. 2 to Option Agreement Amendment to Mining Lease, dated February 12, 2010
99.1	Press Release dated February 16, 2010*

* The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRYPHON GOLD CORPORATION. (Registrant)

Dated: February 18, 2010	By: /s/ John L. Key John L. Key Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Amendment No. 2 to Option Agreement Amendment to Mining Lease, dated February 12, 2010
99.1	Press Release dated February 16, 2010*

* The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.